UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 5, 2025

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Shoals Technologies Group, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-39942		85-3774438
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

1400 Shoals Way	Portland	Tennessee	37148
(Address of principal executive offices)			(Zip Code)

	(615)	451-1400
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.00001 Par Value	SHLS	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On November 5, 2025, Shoals Technologies Group, Inc. (the “Company”) announced that it has appointed David Van Bibber as its Chief Accounting Officer, effective November 10, 2025 (the “Effective Date”). He will report to Dominic Bardos, the Company’s Chief Financial Officer.

Mr. Van Bibber, age 54, will join the Company from Haynes International, Inc., a leading developer, manufacturer, and distributor of high-performance alloys for use in high-temperature and corrosion applications, where he served in various positions since December 2012, including most recently as Controller and Chief Accounting Officer. Prior to that, he was Director of Finance at Belden, Inc. from 2009 to 2012, having divisional responsibilities overseeing accounting, accounts receivable, and financial analysis. Mr. Van Bibber earned a Master of Business Administration from Northwestern University’s Kellogg School of Management and a Bachelor of Science in Accounting & Finance from Indiana University – Bloomington.

In connection with Mr. Van Bibber’s appointment as Chief Accounting Officer of the Company, the Company and Mr. Van Bibber entered into an offer letter that sets forth the terms of his employment with the Company, dated as of October 7, 2025 (the “Offer Letter”). Pursuant to the Offer Letter, Mr. Van Bibber will be eligible to receive the following: (i) an initial annual base salary of $325,000; (ii) commencing with calendar year 2026, an annual cash bonus with a target bonus opportunity equal to 50% of base salary, payable no later than March 15, 2027 and subject to Mr. Van Bibber’s continued employment through the bonus payment date; (iii) certain equity awards granted under the Shoals Technologies Group, Inc. 2021 Long-Term Incentive Plan, as it may be amended, restated or otherwise modified from time to time (the “LTIP”), as described in further detail below; and (iv) a cash sign-on award of $75,000, payable on the first payroll following the Effective Date; provided, that such cash award is subject to clawback during the two-year period following the applicable payment date if Mr. Van Bibber is terminated by the Company for “cause” (as defined in the LTIP) or resigns without “good reason” (as defined in the Offer Letter).

Pursuant to the Offer Letter, subject to his commencement of employment with the Company on the Effective Date, Mr. Van Bibber is eligible to receive the following equity awards: (i) an equity award in fiscal year 2026 in the normal course of LTIP grants with similarly situated executives valued at approximately $225,000.00, calculated based on the Fair Market Value of the Company’s Common Stock (each as defined in the LTIP) on the grant date, granted as follows: (i) 50% in the form of time-based restricted stock units of the Company (“RSUs”), vesting one-third on the first, second and third anniversaries of the Grant Date, subject to continued employment through each such future vesting date; and (ii) 50% in the form of performance-based restricted stock units of the Company, with a three-year performance period (fiscal years 2026 through 2028) and any applicable vesting to occur on the applicable performance certification date (which date will occur no later than March 31, 2029), subject to his continued employment through the performance certification date.

Pursuant to the Offer Letter, Mr. Van Bibber agreed to relocate to the metropolitan area of the Company’s corporate headquarters, and in connection therewith, the Company will pay him the relocation expenses set forth in the Offer Letter, which expenses are subject to a clawback in the event Mr. Van Bibber’s employment is terminated by the Company for cause or if he resigns without good reason.

Mr. Van Bibber’s employment with the Company is conditioned upon his execution of a participation agreement within 10 days following the Effective Date, which will evidence his agreement to participate in the Shoals Technologies Group, Inc. Executive Severance Plan (the “Severance Plan”). However, in the event that the Company amends or terminates the Severance Plan, Mr. Van Bibber will continue to have the same rights under the Offer Letter with respect to the Severance Plan benefits and obligations as if the Severance Plan had not been amended or terminated. The terms of the Severance Plan were previously described in the Company’s Current Report on Form 8-K filed on February 27, 2023.

The foregoing description of the Offer Letter does not purport to be complete and is qualified in its entirety by the text of the Offer Letter, a copy of which is filed hereto as Exhibit 10.1 to this Current Report on Form 8-K.

Mr. Van Bibber does not have any family relationships with any director, executive officer or person nominated or chosen by the Company to become a director or executive officer of the Company. The Company is not aware of any related transactions or relationships between Mr. Van Bibber and the Company that would require disclosure under Item 404(a) of Regulation S-K. There are no arrangements or understandings between Mr. Van Bibber and any other person pursuant to which Mr. Van Bibber was selected as an officer of the Company.

Item 7.01. Regulation FD Disclosure.

On November 5, 2025, the Company issued a press release announcing Mr. Van Bibber’s appointment as Chief Accounting Officer. A copy of the press release is furnished here as Exhibit 99.1.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Offer Letter, dated as of October 7, 2025, by and between David Van Bibber and Shoals Technologies Group, Inc.
99.1	Press Release issued by Shoals Technologies Group, Inc. dated November 5, 2025
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Shoals Technologies Group, Inc.

By:	/s/ Dominic Bardos
	Name:	Dominic Bardos
	Title:	Chief Financial Officer

Date: November 6, 2025